Internet Portfolio	Series 00E [ 10/16/2000 - Current Offering ] | cusip: 29471T329

Fund Overview
As of October 26, 2000
Closing NAV: 0.93114	Previous Close: 0.93639	Change: -0.00525	% Change: -0.56066%

The Objective:
The Portfolio seeks capital appreciation by investing in a relatively fixed selection of common stocks in the Internet sector of the technology industry.

The Strategy:
The Internet Portfolio invests in leading companies from the Internet sector of the technology industry, including service providers, e-commerce, equipment/networking and software firms. Selected by the Defined Asset Funds Research Group, these companies are significant within the industry, providing computers, peripheral components, software and hardware to support Internet-related commerce and communications.

The Portfolio will hold its stocks for about one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

Offered By: This portfolio is offered by Merrill Lynch (NET00E), Salomon Smith Barney (NET00E), PaineWebber (NET00E), Morgan Stanley Dean Witter (NET00E).

Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund.
The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges.
Therefore, you will not be able to calculate these prices (or related performance information)
with the security prices and weightings listed below.

As of Thursday, October 26, 2000
Security	Symbol	Price	% of Portfolio
Macromedia, Inc.	MACR	79.13	6.40
Internet Security Systems, Inc.	ISSX	93.50	5.67
VeriSign, Inc.	VRSN	142.31	5.34
America Online, Inc.	AOL	46.70	5.26
Network Appliance, Inc.	NTAP	116.81	5.23
eBay, Inc.	EBAY	52.50	4.70
BroadVision, Inc.	BVSN	25.19	4.44
Check Point Software Technologies	CHKP	146.88	3.82
Nokia Corporation	NOK	38.56	3.67
Compaq Computer Corporation	CPQ	29.90	3.54
i2 Technologies, Inc.	ITWO	161.00	3.49
Oracle Corporation	ORCL	34.06	3.44
Broadcom Corporation	BRCM	214.13	3.40
Siebel Systems, Inc.	SEBL	107.00	3.24
VERITAS Software Corporation	VRTS	131.69	3.23
Business Objects SA	BOBJ	72.00	2.91
Sapient Corporation	SAPE	31.00	2.86
RSA Security Inc.	RSAS	55.06	2.86
Sun Microsystems, Inc.	SUNW	102.00	2.80
Mercury Interactive Corporation	MERQ	115.13	2.66
RealNetworks, Inc.	RNWK	20.13	2.62
Yahoo! Inc.	YHOO	56.00	2.59
Cisco Systems, Inc.	CSCO	53.56	2.47
Adobe Systems, Inc.	ADBE	72.44	2.30
Nortel Networks Corporation	NT	45.38	2.10
EMC Corporation	EMC	86.00	1.99
Dell Computer Corporation	DELL	27.75	1.92
Texas Instruments, Inc.	TXN	44.25	1.92
ADC Telecommunications, Inc.	ADCT	18.81	1.79
TMP Worldwide Inc.	TMPW	57.50	1.33

Selection Methodology:

Defined Asset Funds Research Group selected stocks for their growth potential from the following sectors:

The Sectors
Internet Software Producers, we believe, will likely experience strong earnings growth as Internet Service Providers (ISPs) continually upgrade their services, new applications improve accessibility and companies outsource data-intensive operations such as billing.

Internet/Web Service Providers derive the bulk of their revenue from customers' monthly fees for Internet access and from online advertising fees. As the Internet experiences exceptional growth, it is changing the lives of millions of users and creating opportunities for creative service providers around the globe.

Internet Equipment/Networking firms are gearing up to meet the rising demand for faster and better Internet connectivity and the technologies that support it. Networking companies will benefit from the need to link geographically dispersed networks to a single infrastructure, and computer makers will continue to refine their products to become more user-friendly and economical.

e-Commerce/Business to Business (B2B) is still in its infancy, but is expected to grow enormously over the next two years as individuals and corporations increasingly buy and sell products and services online. Improved transaction security has added to this remarkable growth.

We're sorry...

Performance figures for the most recent quarter are not yet available; we'll post them as soon as possible.

Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of about $15.00 per 1,000 units, about 1.50%.

	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00
Creation and Development Fee (as a % of net assets on date of deposit - 10/16/2000)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets on date of deposit)	0.177%	$1.75

Estimated Organization Costs		$0.98

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25%
$100,000 to $249,000	1.75%
$250,000 to $999,999	1.50%
$1,000,000 or more	0.75%

Is this Fund appropriate for you?

Yes, if you want capital appreciation and are willing to invest a portion of your equity portfolio in the Internet industry. You may benefit from this professionally selected and supervised portfolio.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

There can be no guarantee that this Fund will meet its objective.

This Portfolio may be subject to significant price volatility and generally is not appropriate for investors seeking capital preservation or current income. The Fund should not be considered a complete investment.

This Portfolio consists entirely of Internet stocks and contains international stocks, each of which may involve special risks. The Internet industry is subject to special risks, including intense competition and rapid obsolescence.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you're choosing to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

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Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O S P O N S O R W E B S I T E S
Merrill Lynch | Salomon Smith Barney | PaineWebber | Morgan Stanley Dean Witter

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

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As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

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